UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 Westwood Place, Suite 350 Brentwood, TN 37027
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Repurchase Program

On August 6, 2024, Cryoport, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors had authorized a repurchase program to purchase up to $200,000,000 of the Company’s common stock and/or convertible senior notes (the “2024 Repurchase Program”). The 2024 Repurchase Program became effective on August 1, 2024 and remains in effect through December 31, 2027. The size and timing of any repurchase will depend on a number of factors, including the market price of the Company’s common stock, general market and economic conditions, and applicable legal requirements.

Convertible Note Repurchase

On August 6, 2024, the Company entered into separate, privately negotiated transactions (the “Agreements”) with certain holders of its existing 0.75% Convertible Senior Notes due 2026 (the “2026 Notes”) to repurchase approximately $160 million aggregate principal amount of the 2026 Notes at a repurchase price of $885 for each $1,000 principal amount of the 2026 Notes repurchased, plus accrued and unpaid interest. The repurchase of the 2026 Notes was made under the 2024 Repurchase Program. The 2026 Notes repurchases are expected to close on August 9, 2024, subject to customary closing conditions. Following such closings, approximately $186.2 million principal amount of the 2026 Notes will remain outstanding, from an initial issued principal balance of $402.5 million.

A copy of the press release issued by the Company on August 6, 2024 discussing the repurchase program and the convertible note repurchase is attached as Exhibit 99.1.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 6, 2024 issued by the Company.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2024	Cryoport Inc.

/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer